UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2007
TOMOTHERAPY INCORPORATED
(Exact name of registrant as specified in its charter)
Wisconsin
(State or other jurisdiction of incorporation)

001-33452 (Commission File Number)	39-1914727 (IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin (Address of principal executive offices)	53717 (Zip Code)
(608) 824-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 8.01 Other Events
On September 21, 2007, TomoTherapy Incorporated issued a press release announcing the filing of a registration statement with the Securities and Exchange Commission for a proposed secondary offering of 8,500,000 shares of its common stock by certain selling shareholders. The selling shareholders will grant the underwriters an option to acquire an additional 1,275,000 shares to cover over-allotments, if any. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Number	Description

99.1	Press Release dated September 21 2007, titled “TomoTherapy Incorporated Files Registration Statement for Proposed Secondary Offering.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED
Dated: September 21, 2007
	By:	/s/ Stephen C. Hathaway
Stephen C. Hathaway
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated September 21 2007, titled “TomoTherapy Incorporated Files Registration Statement for Proposed Secondary Offering.”